COLLABORATION AND RESEARCH AGREEMENTS	6 Months Ended
Jun. 30, 2020
Disclosure of collaboration agreements [Abstract]
COLLABORATION AND RESEARCH AGREEMENTS
NOTE 3: -	COLLABORATION AND RESEARCH AGREEMENTS-

Below is information regarding collaboration agreements entered into during the six months ended June 30, 2020, each of which amounts to 10% or more of our total revenues for the period:

a.	In February 2020, the Company entered into a collaboration agreement for computational analysis of a lead compound including wet validation.

b.
In March 2020, the Company entered into a multi-year collaboration with Corteva for the discovery and development of novel herbicides. Under the terms of the collaboration agreement, the Company and Corteva will work together to optimize herbicide product candidates originating from the Company’s pipeline. Successful candidates from this collaboration are expected to be further developed by Corteva.